Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

               Pursuant to 18 U.S.C. § 1350, the undersigned officer of Westech Capital Corp. (the “Company”) hereby certifies that, to the best of his knowledge:

(i)	the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 7, 2004	/s/ John J. Gorman

John J. Gorman Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

               Pursuant to 18 U.S.C. § 1350, the undersigned officer of Westech Capital Corp. (the “Company”) hereby certifies that, to the best of his knowledge:

(i)	the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 7, 2004	/s/ Kurt J. Rechner

Kurt J. Rechner Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

1